UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 23, 2016

MOVADO GROUP, INC.
(Exact name of registrant as specified in its charter)

New York
(State or other jurisdiction of incorporation)

1-16497	13-2595932
(Commission File Number)	(I.R.S. Employer Identification No.)

650 From Road, Suite 375 Paramus, NJ	07652-3556
(Address of principal executive offices)	(Zip Code)

(201) 267-8000
(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 23, 2016, the Compensation Committee of the Board of Directors of Movado Group, Inc. (the “Company”) approved special compensatory arrangements for the Company’s President, Ricardo Quintero. Specifically, the Compensation Committee awarded Mr. Quintero 25,000 stock options with three-year cliff vesting and a lump-sum bonus of $200,000.  If Mr. Quintero’s employment is terminated by the Company for cause or if Mr. Quintero terminates his employment voluntarily in either case prior to June 23, 2018, he will be obligated to repay a pro-rated amount of the cash bonus.

The above description is qualified by reference to the letter agreement dated June 23, 2016 between the Company and Mr. Quintero, a copy of which is filed as Exhibit 10.1 to this report and incorporated herein by reference.

Item 5.03.	Amendments to Articles of incorporation or Bylaws; Change in Fiscal Year.

On June 23, 2016, the Board of Directors adopted an amendment and restatement of the Company's Restated By-laws, effective July 1, 2016.  The revised By-laws delete all references to the position of “Vice Chairman” in light of the Company’s previously-announced decision not to replace Richard Coté’s role as Vice Chairman and Chief Operating Officer when Mr. Coté retires effective July 1, 2016.

The above description of the Restated By-laws effective July 1, 2016 is qualified by reference to the Company's Restated By-laws, as amended, a copy of which is filed as Exhibit 3.1 to this report and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)                  Annual Meeting. The 2016 Annual Meeting of Shareholders of the Company was held on June 23, 2016.

(b)                  Matters Voted Upon; Voting Results.  The following matters were submitted for a vote of the Company’s shareholders.

Matter One.   Election of Directors.     Each of the nine nominees listed below was elected a director of the Company to hold office until the next annual meeting of the shareholders and until his or her successor has been elected and qualified.

Nominee	Number of Shares Voted For	Number of Shares Withheld	Number of Broker Non-Votes
Margaret Hayes Adame	75,703,882	537,605	1,802,160
Peter A. Bridgman	76,128,409	113,078	1,802,160
Richard J. Coté	75,823,516	417,971	1,802,160
Alex Grinberg	75,823,205	418,282	1,802,160
Efraim Grinberg	76,000,121	241,366	1,802,160
Alan H. Howard	75,702,761	538,726	1,802,160
Richard Isserman	76,086,645	154,842	1,802,160
Nathan Leventhal	75,993,530	247,957	1,802,160
Maurice Reznik	76,044,686	196,801	1,802,160

Matter Two.     Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for Fiscal Year 2017.

Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstaining	Number of Broker Non-Votes
77,868,777	170,513	4,357	---

Matter Three.     Adoption, on an advisory basis, of a resolution approving the compensation of the Company’s named executive officers as disclosed in the Proxy Statement for the Company’s 2016 Annual Meeting of Shareholders.

Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstaining	Number of Broker Non-Votes
75,326,665	385,795	529,027	1,802,160

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Restated By-laws of the Registrant effective July 1, 2016.
10.1	Letter Agreement between the Registrant and Ricardo Quintero dated June 23, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 27, 2016

MOVADO GROUP, INC.

By:	/s/ Mitchell C. Sussis
Name: Mitchell C. Sussis
Title: Senior Vice President and General Counsel